SUPPLEMENT DATED JUNE 4, 2001
                         TO PROSPECTUS DATED MAY 1, 2001

                     PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

                                 with respect to

                     Survivorship Preferred (registered mark)
                   Variable Universal Life Insurance Contracts

     The following replaces investment adviser and sub-adviser information in the section: The Prudential Series Fund, Inc., beginning on page 6.


     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

     Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

     Prudential Investment Fund Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, the Stock Index, and Zero Coupon Bond 2005 Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

     Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

     GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

     Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

     Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 37th Floor, New York, New York 10048.



SVUL1SUP Ed. 6/2001